Exhibit 5.(e)

[Jefferson National Life Insurance Company                        [LOGO OMITTED]
Regular Delivery: P.O. Box 36750, Louisville, KY 40233
Overnight: 9920 Corporate Campus Drive, Louisville, KY 40223
P: 866.667.0561       F: 866.667.0563]

--------------------------------------------------------------------------------
                 [MONUMENT ADVISOR, A DEFERRED VARIABLE ANNUITY]

Owner is (check one):

|_| Individual   |_| Trust* |_| CRT*    |_| Corporation*   |_| Other* __________

                  * Non-natural contract owners must accompany application with additional form: JNL-6000 Due Diligence Supplement.

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1A. PRIMARY OWNER                                                    1B. JOINT OWNER (if applicable)
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Name (first, mi, last)                                               Name (first, mi, last)

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Street Address                                                       Street Address

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Address Cont'd                                                       Address Cont'd

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City                         State             Zip                   City                      State                Zip

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SS#/Tax ID#                  Phone                                   SS#/Tax ID#               Phone

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Birth Date (mo, day, yr)     |_| Male  |_| Female                    Birth Date (mo, day, yr)  |_|  Male |_| Female

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2A. ANNUITANT (if not Owner)                                         2B. JOINT ANNUITANT (if applicable)
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Name (first, mi, last)                                               Name (first, mi, last)

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Street Address                                                       Street Address

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City                         State             Zip                   City                      State                Zip

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SS#/Tax ID#                  Phone                                   SS#/Tax ID#               Phone

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Birth Date (mo, day, yr)     |_| Male |_| Female                     Birth Date (mo, day, yr)  |_|  Male |_| Female

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3A. PRIMARY BENEFICIARIES                                            3B. CONTINGENT BENEFICIARIES

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Name #1 (first, mi, last)                              Relationship  Name #1 (first, mi, last)                          Relationship

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SS#/Tax ID#                  Birth Date (mo, day, yr)  Percentage    SS#/Tax ID#               Birth Date (mo, day, yr) Percentage

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Name #2 (first, mi, last)                              Relationship  Name #2 (first, mi, last)                          Relationship

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SS#/Tax ID#                  Birth Date (mo, day, yr)  Percentage    SS#/Tax ID#               Birth Date (mo, day, yr) Percentage

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|_| Check here to include additional beneficiaries                   |_| Check here to include additional beneficiaries
    on separate page.                                                    on separate page.

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4. ELECTRONIC ACCESS
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As Primary  Owner of the  Contract,  I hereby agree to access all  information  relating to my Contract  electronically,  through my
Jefferson  National  online account which shall be established  upon issuance of my contract.  I can access my contract  through the
Jefferson National website, www.jeffnat.com.

I agree to visit the  Jefferson  National  website  periodically  to review all documents  relating to my Contract.  I agree to keep
Jefferson  National apprised of any changes to my e-mail address shown below. I agree to maintain the password security of my online account and understand  that I will be responsible  for all orders,  data,  information or requests using my password.  If I suspect there is unauthorized use of my password, I agree to notify Jefferson National immediately.

The e-mail address provided will only be used for communication related to my Contract with Jefferson National and shall not be used for any other purposes. Except as permitted by law, Jefferson National does not transfer customer data to unaffiliated third parties.

                             Primary Owner e-mail address (required)___________________________________

If you would also like to receive a copy of the following items via US Mail,  please check the appropriate  box. Please Note:  These paper  documents are in addition to, and not a replacement  for, the  electronic  version of the documents that will be held in your online account. While electronic notification is immediate, mail times may be longer.

       ______ [Statements                  ______ Original Policy                         ______ Product Prospectus/Supplements

       ______ Financial Transactions       ______ Investment Portfolio Prospectuses       ______ Non Financial Transactions]

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


JNL-6005-4                                                           Page 1 of 7

[Jefferson National Life Insurance Company                        [LOGO OMITTED]
Regular Delivery: P.O. Box 36750, Louisville, KY 40233
Overnight: 9920 Corporate Campus Drive, Louisville, KY 40223
P: 866.667.0561       F: 866.667.0563]

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5. PURCHASE PAYMENT/PLAN TYPE ([$25,000 minimum]. Fill out Section A or Section B.)
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A. Nonqualified:

                             Estimated Amount: $____________________________.

|_| 1035 Exchange
                             (Requires Form VA121: Authorization to Transfer Funds and state replacement forms.)

        OR

--------------------         -------------------------------------------------------------------------------------------------------

|_| New Money                Amount: $ ___________________________  paid by:

                                     |_| Enclosed Check (Payable to: Jefferson National Life Insurance Company)

                                     |_| EFT Bank Routing/ABA # __________________      Account # _________________________

                                     |_| Other (Requires Form VA 121: Authorization to Transfer Funds and state replacement forms.)

------------------------------------------------------------------------------------------------------------------------------------
B. Qualified:

   |_| Transfer              Estimated Amount $_____________________________


   |_| Rollover              (Requires Form VA121 Authorization to Transfer Funds and state replacement forms.)

        OR

--------------------         -------------------------------------------------------------------------------------------------------

   |_| New Money             Amount: $ _____________________   paid by:

                                     |_| Enclosed Check (Payable to: Jefferson National Life Insurance Company)

                                     |_| EFT  Bank Routing/ABA # __________________      Account # __________________________

                                     |_| Other (Requires Form VA 121: Authorization to Transfer Funds and state replacement forms.)

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Qualified Plan Type:         |_| IRA                |_| Roth IRA                |_| SEP IRA                |_| Simple IRA

                             |_| Other ______________________________________  IRA Contribution for Tax Yr: ___________________

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[6. DEATH BENEFIT OPTION (select one only)]
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    |_| [Return of Premium]           |_| [Return of Contract Value]             |_| [Annual Step-up]           |_| [Annual Roll-up]
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7. INVESTMENT OPTIONS (Please see Appendix A for a complete listing of Investment Options.)
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You can choose to allocate your initial  contribution by completing Appendix A. Alternatively,  if you wish to allocate your initial contribution solely to a money market, please indicate below. You may change this allocation after your Contract is issued.

                 __________ [100% PIMCO Money Market]                  _________ [100% Rydex US Gov't Money Market]

------------------------------------------------------------------------------------------------------------------------------------


JNL-6005-4                                                           Page 2 of 7

[Jefferson National Life Insurance Company                        [LOGO OMITTED]
Regular Delivery: P.O. Box 36750, Louisville, KY 40233
Overnight: 9920 Corporate Campus Drive, Louisville, KY 40223
P: 866.667.0561       F: 866.667.0563]

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8. INVESTMENT ADVISOR AUTHORIZATION (To be signed by Investment Advisor, if any.)
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Special Notes:

      o     If you are an agent and will be appointed by Jefferson National,  you certify, by signing this form, that you have asked all the questions on the application and correctly recorded the answers of the proposed Owner/annuitant. You attest that you have presented to the Company all pertinent facts. You must complete sections 7A and 7B.

      o     If you are not being appointed,  in addition to completing Section 7A, you must also complete the Advisor  Authorization
            Agreement (VA 122 Advisor Authorization Agreement).

      o     You MUST complete section 8D (investment Advisor Replacement Question).

      o     Enclose Form VA-125 Suitability signed by the Contract Owner.

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8A. INVESTMENT ADVISOR (If you would like trading authorization and are not completing Section 7B., please complete VA-122 Advisor
Authorization Agreement.)
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Name of Investment Advisor:                                  Jefferson National Advisor ID: (if known)

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Name of Advisory Firm:                                       Jefferson National Firm ID: (if known)

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Address:

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Phone:                                                       Fax:

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Email: (required)                                            Tax ID#/SS#:

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Advisor Signature:                                                                                           Date:

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8B. BROKER DEALER INFORMATION: (Please complete this section if you are currently associated with a Broker Dealer and will be appointed with Jefferson National.)
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Broker Dealer Name:                                          Contact Name:

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Address:                                                     Phone:

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8C. THIRD PARTY INVESTMENT ADVISOR: (Please complete this section and VA-122 Advisor Authorization Agreement for any additional money management and trading authorization.)
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Third Party Investment Firm:                                 Jefferson National Advisor ID: (if known)

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Contact Name at Firm:                                        Email:

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Address:

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Phone:                                 Fax:                                    Tax ID#/SS#:

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Authorized Signature:                                                                                        Date:

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|_| Check here to include additional Advisors on a separate page.

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8D. Investment Advisor Replacement Question (to be answered by Investment Advisors)
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


JNL-6005-4                                                           Page 3 of 7

[Jefferson National Life Insurance Company                        [LOGO OMITTED]
Regular Delivery: P.O. Box 36750, Louisville, KY 40233
Overnight: 9920 Corporate Campus Drive, Louisville, KY 40223
P: 866.667.0561       F: 866.667.0563]

------------------------------------------------------------------------------------------------------------------------------------
Do you, as advisor/agent, have reason to believe the product applied for will replace existing annuities or life insurance?
|_| Yes* |_| No

Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant?  |_| Yes   |_| No




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9. FRAUD WARNINGS
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NAIC Model  Fraud  Statement:  Any person who  knowingly  presents a false or  fraudulent  claim for payment of a loss or benefit or knowingly  presents  false  information  in an  application  for  insurance  is guilty of a crime  and may be  subject  to fines and confinement in prison.

AZ, AK, CO, KY, ME, NM, OH, OK, PA, TN: It is a crime to  knowingly  provide  false,  incomplete  or  misleading  information  to an insurance  company for the purpose of defrauding the company.  Penalties may include  imprisonment,  fines, or a denial of insurance benefits.

NJ: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FL: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

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10. OWNER STATEMENT
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All statements  made on all pages of this  application  are true to the best of my knowledge and belief and I agree to all terms and conditions as stated  herein.  I also agree that this  application  may become a part of my annuity  contract.  I further  verify my understanding  that all  payments and values  provided by the  contract,  when based on the  investment  experience  of the variable account,  are variable and are not guaranteed as to dollar amount. I acknowledge receipt of a current  prospectus.  Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application.

I understand that Jefferson National may, from time to time,  sponsor  conferences or otherwise  remunerate  broker/dealers or other third parties for marketing or other services. I understand that if a financial advisor affiliated with a broker/dealer  assisted me in the purchase of this variable annuity, he/she may be acting as an agent of Jefferson National.

                             ------------------------------------------------------------------
                               NOT FDIC/NCUA INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
                             ------------------------------------------------------------------  NO FDIC  NO BANK
                               NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
                             ------------------------------------------------------------------

Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? |_| Yes |_| No

Will the proposed contract replace any existing annuity or insurance contract?

  |_|  Yes  Replacement requirements must be followed.  (All transfers and/or exchanges are considered replacements.)

  |_|  No

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Signature of Owner:                                          Signature of Joint Owner:

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Date:                                                        Date:

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SPECIAL REMARKS:

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                                                      FOR HOME OFFICE USE

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


JNL-6005-4                                                           Page 4 of 7

Jefferson National Life Insurance Company                         [LOGO OMITTED]
Regular Delivery: P.O. Box 36750, Louisville, KY 40233
Overnight: 9920 Corporate Campus Drive, Louisville, KY 40223
P: 866.667.0561       F: 866.667.0563]

APPENDIX A. INVESTMENT OPTIONS

(USE  WHOLE   PERCENTAGES  TO  INDICATE  THE  INVESTMENT   ALLOCATION   DESIRED.
PERCENTAGES ALLOCATED FOR ALL PORTFOLIOS MUST EQUAL 100%.)

---------------------------------------------------------------   ---------------------------------------------------------------
[BALANCED:                                                             Ultrashort Bond
                                                                       ---------------
     Conservative Allocation
     -----------------------                                                  __________PIMCO Short Term Bond

            __________Federated Market Opportunity                     World Bond
            __________Rydex Essential Conservative                     ----------

     Moderate Allocation                                                      __________PIMCO Foreign Bond
     -------------------                                                      __________PIMCO Global Bond
                                                                              __________Van Eck Worldwide Bond
            __________American Century Balanced
            __________Federated Capital Income                    INTERNATIONAL STOCK:
            __________Janus Aspen Balanced
            __________JNF Chicago Equity Partners Balanced             Diversified Emerging Markets
            __________Lord Abbett America's Value                      ----------------------------
            __________PIMCO All Asset
            __________Rydex CLS AdvisorOne Clermont                           __________Lazard Emerging Markets
            __________Rydex Essential Moderate                                __________Pioneer Emerging Markets
                                                                              __________Van Eck Worldwide Emerging Markets
BOND:
                                                                       Foreign Large Blend
     Emerging Markets Bond                                             -------------------
     ---------------------
                                                                              __________Lazard International Equity
            __________PIMCO Emerging Markets Bond                             __________Pioneer International Value

     High Yield Bond                                                   Foreign Large Growth
     ---------------                                                   --------------------

            __________AIM High Yield Bond                                     __________American Century International
            __________Federated High Income                                   __________Federated International Equity
            __________Legg Mason Global High Yield Bond                       __________Janus Aspen International Growth
            __________Lehman Brothers High Income Bond
            __________PIMCO High Yield Bond                            Foreign Large Value
            __________Pioneer Global High Yield Bond                   -------------------
            __________Pioneer High Yield Bond
                                                                              __________Dreyfus International Value
     Inflation-Protected Bond
     ------------------------                                          World Stock
                                                                       -----------
            __________American Century Inflation Protection Bond
            __________PIMCO Real Return Bond                                  __________Janus Aspen Worldwide Growth

     Intermediate-Term Bond                                       LARGE CAP STOCK:
     ----------------------
                                                                       Large Blend
            __________PIMCO Total Return Bond                          -----------

     Long Government Bond                                                     __________AIM Basic Value
     --------------------                                                     __________AIM Core Equity

            __________Legg Mason Government Bond                              __________Janus Aspen INTECH Risk-Managed Core
            __________PIMCO Long Term US Government Bond                      __________Legg Mason Fundamental
                                                                              __________Neuberger Berman Socially Responsive
     Multisector Bond                                                         __________PIMCO StocksPLUS Total Return
     ----------------                                                         __________Pioneer Fund
                                                                              __________Rydex CLS AdvisorOne Amerigo
            __________Legg Mason Strategic Bond                               __________Rydex Essential Aggressive
            __________Pioneer Strategic Income Bond

     Short-Term Bond
     ---------------

            __________Lehman Brothers Short Duration Bond
            __________PIMCO Low Duration Bond
            __________T. Rowe Price Limited Term Bond

---------------------------------------------------------------   ---------------------------------------------------------------


JNL-6005-4                                                           Page 5 of 7

Jefferson National Life Insurance Company                         [LOGO OMITTED]
Regular Delivery: P.O. Box 36750, Louisville, KY 40233
Overnight: 9920 Corporate Campus Drive, Louisville, KY 40223
P: 866.667.0561       F: 866.667.0563]

APPENDIX A. INVESTMENT OPTIONS

(USE  WHOLE   PERCENTAGES  TO  INDICATE  THE  INVESTMENT   ALLOCATION   DESIRED.
PERCENTAGES ALLOCATED FOR ALL PORTFOLIOS MUST EQUAL 100%.)

---------------------------------------------------------------   ---------------------------------------------------------------
LARGE CAP STOCK:                                                       Mid-Cap Growth
                                                                       --------------
     Large Growth
     ------------                                                             __________Alger Mid Cap Growth
                                                                              __________American Century Vista
            __________Alger American Growth                                   __________Federated Kaufman
            __________Alger American Leveraged All Cap                        __________Janus Aspen Mid Cap Growth
            __________American Century Ultra                                  __________Neuberger Berman Mid Cap Growth
            __________Dreyfus Socially Responsible Growth                     __________Wells Fargo Advantage Discovery
            __________Janus Aspen Forty
            __________Janus Aspen Growth & Income                      Mid-Cap Value
            __________Janus Aspen INTECH Risk-Managed Growth           -------------
            __________Janus Aspen Large Cap Growth
            __________Legg Mason Aggressive Growth                            __________Alliance Bernstein Small Mid Cap Value
            __________Legg Mason Capital & Income                             __________Janus Aspen Mid Cap Value
            __________Legg Mason Large Cap Growth                             __________Neuberger Berman Regency
            __________T. Rowe Price Blue Chip Growth                          __________Pioneer Mid Cap Value

     Large Value                                                       Small Blend
     -----------                                                       -----------

            __________Alliance Bernstein Growth & Income                      __________Dreyfus Small Cap Stock Index
            __________American Century Income & Growth                        __________Lazard Small Cap
            __________American Century Large Company Value                    __________Pioneer Small Cap Value
            __________American Century Value                                  __________Royce Capital Fund Micro-Cap
            __________Lazard US Strategic Equity                              __________Royce Capital Fund Small-Cap
            __________Lord Abbett Growth & Income                             __________Third Avenue Value
            __________Pioneer Cullen Value
            __________Pioneer Equity Income                            Small Growth
            __________T. Rowe Price Equity Income                      ------------

INDEX FUNDS:                                                                  __________Alger American Small Cap
                                                                              __________Neuberger Berman Fasciano
     Low Cost Index Funds
     --------------------                                              Small Value
            __________Dreyfus Stock Index                              -----------
            __________Nationwide Bond Index*
            __________Nationwide International Index*                         __________Janus Aspen Small Company Value
            __________Nationwide Mid Cap Index*
            __________Nationwide S&P 500 Index*                   SPECIALTY STOCK:
            __________Nationwide Small Cap Index*
                                                                       Long-Short
*These select funds also have a transaction fee ranging from           ----------
$19.99 to $49.99 per transaction, depending on the number of
transactions per year. See the prospectus for details.                        __________Rydex Hedged Equity
                                                                              __________Van Eck Worldwide Absolute Return
MONEY MARKET:
             __________PIMCO Money Market                              Specialty-Financial
             __________Rydex US Government Money Market                -------------------

SMALL/MID CAP STOCK:                                                          __________AIM Financial Services

    Mid-Cap Blend                                                      Specialty-Health
    -------------                                                      ----------------

            __________AIM Mid Cap Core Equity                                 __________AIM Global Health Care
            __________JNF Chicago Equity Partners Equity                      __________Janus Aspen Global Life Sciences
            __________Rydex Absolute Return Strategies                        __________T. Rowe Price Health Sciences
            __________Wells Fargo Advantage Opportunity
                                                                       Specialty-Natural Resources
                                                                       ---------------------------

                                                                              __________Credit Suisse Commodity Return Strategy
                                                                              __________PIMCO Commodity RealReturn
                                                                              __________Van Eck Worldwide Hard Assets

---------------------------------------------------------------   ---------------------------------------------------------------


JNL-6005-4                                                           Page 6 of 7

Jefferson National Life Insurance Company                         [LOGO OMITTED]
Regular Delivery: P.O. Box 36750, Louisville, KY 40233
Overnight: 9920 Corporate Campus Drive, Louisville, KY 40223
P: 866.667.0561       F: 866.667.0563]

APPENDIX A. INVESTMENT OPTIONS

(USE  WHOLE   PERCENTAGES  TO  INDICATE  THE  INVESTMENT   ALLOCATION   DESIRED.
PERCENTAGES ALLOCATED FOR ALL PORTFOLIOS MUST EQUAL 100%.)

---------------------------------------------------------------   ---------------------------------------------------------------
SPECIALITY STOCK Cont'd:                                                      __________Rydex Russell 2000 1.5x Strategy
                                                                              __________Rydex Russell 2000 2x Strategy
     Specialty - Precious Metals                                              __________Rydex S&P 500 2x Strategy
     ---------------------------                                              __________Rydex Sector Rotation
                                                                              __________Rydex Small Cap Growth
            __________Rydex Precious Metals                                   __________Rydex Small Cap Value
                                                                              __________Rydex Strengthening Dollar 2x Strategy
     Specialty - Real Estate                                                  __________Rydex Technology
     -----------------------                                                  __________Rydex Telecommunications
                                                                              __________Rydex Transportation
            __________AIM Global Real Estate                                  __________Rydex Utilities
            __________PIMCO RealEstateRealReturn Strategy                     __________Rydex Weakening Dollar 2x Strategy]
            __________Van Eck Worldwide Real Estate

     Specialty - Technology
     ----------------------

            __________AIM Technology
            __________Seligman Communications & Information
            __________Seligman Global Technology

ACTIVELY TRADED FUNDS:

            __________Direxion Dynamic High Yield Bond
            __________Rydex Banking
            __________Rydex Basic Materials
            __________Rydex Biotechnology
            __________Rydex Commodities Strategy
            __________Rydex Consumer Products
            __________Rydex Dow 2x Strategy
            __________Rydex Electronics
            __________Rydex Energy
            __________Rydex Energy Services
            __________Rydex Europe 1.25x Strategy
            __________Rydex Financial Services
            __________Rydex Gov't Long Bond 1.2x Strategy
            __________Rydex Health Care
            __________Rydex Inverse Government Long Bond
            __________Rydex Internet
            __________Rydex Inverse Dow 2x Strategy
            __________Rydex Inverse Russell 2000 Strategy
            __________Rydex Inverse Mid Cap Strategy
            __________Rydex Inverse OTC Strategy
            __________Rydex Inverse S&P 500 Strategy
            __________Rydex Japan 1.25x Strategy
            __________Rydex Large Cap Growth
            __________Rydex Large Cap Value
            __________Rydex Leisure
            __________Rydex Mid Cap 1.5 Strategy
            __________Rydex Mid Cap Growth
            __________Rydex Mid Cap Value
            __________Rydex Multi Cap Core Equity
            __________Rydex Nova
            __________Rydex OTC
            __________Rydex OTC 2x Strategy
            __________Rydex Real Estate
            __________Rydex Retailing

---------------------------------------------------------------   ---------------------------------------------------------------


JNL-6005-4                                                           Page 6 of 7